                           COMTREX SYSTEMS CORPORATION

                                POWER OF ATTORNEY

             REPORT ON FORM 10-KSB FOR THE YEAR ENDED MARCH 31, 2000





KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jeffrey C. Rice his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities to sign Comtrex Systems Corporation's Report on Form 10-KSB for the fiscal year ended March 31, 2000, and to file the same with all exhibits thereto, and any amendments thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.






 /s/                                               June 27, 2000
--------------------------------                   --------------------
Sidney Dworkin                                     Date

                           COMTREX SYSTEMS CORPORATION

                                POWER OF ATTORNEY

             REPORT ON FORM 10-KSB FOR THE YEAR ENDED MARCH 31, 2000





KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jeffrey C. Rice his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities to sign Comtrex Systems Corporation's Report on Form 10-KSB for the fiscal year ended March 31, 2000, and to file the same with all exhibits thereto, and any amendments thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.





 /s/                                               June 27, 2000
--------------------------------                   --------------------
Steven D. Roberts                                   Date

                           COMTREX SYSTEMS CORPORATION

                                POWER OF ATTORNEY

             REPORT ON FORM 10-KSB FOR THE YEAR ENDED MARCH 31, 2000





KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jeffrey C. Rice his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities to sign Comtrex Systems Corporation's Report on Form 10-KSB for the fiscal year ended March 31, 2000, and to file the same with all exhibits thereto, and any amendments thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.




 /s/                                               June 27, 2000
--------------------------------                   --------------------
Larry Irwin                                        Date

                           COMTREX SYSTEMS CORPORATION

                                POWER OF ATTORNEY

             REPORT ON FORM 10-KSB FOR THE YEAR ENDED MARCH 31, 2000





KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jeffrey C. Rice his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities to sign Comtrex Systems Corporation's Report on Form 10-KSB for the fiscal year ended March 31, 2000, and to file the same with all exhibits thereto, and any amendments thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.






 /s/                                               June 27, 2000
--------------------------------                   --------------------
Nathan Lipson                                      Date

                           COMTREX SYSTEMS CORPORATION

                                POWER OF ATTORNEY

             REPORT ON FORM 10-KSB FOR THE YEAR ENDED MARCH 31, 2000





KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jeffrey C. Rice his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities to sign Comtrex Systems Corporation's Report on Form 10-KSB for the fiscal year ended March 31, 2000, and to file the same with all exhibits thereto, and any amendments thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.






 /s/                                               June 27, 2000
--------------------------------                   --------------------
Alan G. Schwartz                                   Date

                           COMTREX SYSTEMS CORPORATION

                                POWER OF ATTORNEY

             REPORT ON FORM 10-KSB FOR THE YEAR ENDED MARCH 31, 2000





KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jeffrey C. Rice his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities to sign Comtrex Systems Corporation's Report on Form 10-KSB for the fiscal year ended March 31, 2000, and to file the same with all exhibits thereto, and any amendments thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.




 /s/                                               June 27, 2000
--------------------------------                   --------------------
Anthony S. Maladra                                 Date